July 21, 2023

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Small Cap Growth Fund
BNY Mellon Small/Mid Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are John Porter, the lead portfolio manager, and Karen Behr. Mr. Porter has been a primary portfolio manager of the fund since March 2017, and is Chief Investment Officer and Head of Equity at NIMNA. Ms. Behr has been a primary portfolio manager of the fund since September 2021, and is a portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are John Porter, the lead portfolio manager, and Karen Behr. Mr. Porter has been a primary portfolio manager of the fund since March 2017, and is Chief Investment Officer and Head of Equity at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since August 2016. Ms. Behr has been a primary portfolio manager of the fund since September 2021, and is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008.

6941-6921STK0723